Exhibit 10.14

PURCHASE AND SALE AGREEMENT

This Agreement made this 6th day of October, 2005

BETWEEN:

Silver Star Energy Inc., a body corporate, having an office in the City of Bakersfield, in the State of California, being one of the United States of America (hereinafter referred to as “Silver Star”)

- and -

Blue Scorpion Energy Corp., a body corporate, having an office in the City of Vancouver, in the Province of British Columbia (hereinafter referred to as “Blue Scorpion”)

- and -

Dixon Oil & Gas Inc., a Nevada corporation, having an office in the City of Vancouver, in the Province of British Columbia (hereinafter referred to as “Dixon”)

- and -

TransAction Oil & Gas Ventures Inc. a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as “TransAction”)

(Silver Star, Blue Scorpion, Dixon and TransAction hereinafter collectively referred to as the “Vendor” or the “Transferor”)

- and -

EnerMark Inc., a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as the “Purchaser” or the “Transferee”)

WHEREAS the Vendor wishes to sell and the Purchaser wishes to purchase the Assets, the Parties agree as follows:

1.

Definitions

Each capitalized term used in this Head Agreement will have the meaning given to it in the CAPL 2000 Property Transfer Procedure.

In addition:

(a)

“Closing Date” means 2:00 p.m. on December 6, 2005 or such other time and date as may be agreed upon in writing by the Parties.

(b)

“Effective Date” means 8:00 a.m. on October 1, 2005.

2.

Schedules

The following Schedules are attached hereto and made a part of this Agreement:

(a)

Schedule “A”:

Land and Well Schedule

(b)

Schedule “B”:

the CAPL 2000 Property Transfer Procedure Elections

(c)

Schedule “C”:

the form of the General Conveyance

(d)

Schedule “D”:

the form of the Representations and Warranties Certificate.

3.

Purchase and Sale

(a)  The Purchaser agrees to purchase the Assets from the Vendor and the Vendor agrees to sell the Assets to the Purchaser on the terms and conditions set forth in this Agreement.  Subject to the adjustments that may be made under the CAPL 2000 Property Transfer Procedure, the aggregate consideration payable by the Purchaser to the Vendor for the Assets is Four Million One Hundred and Fifty Thousand dollars in Canadian Funds ($4,150,000.00) and is allocated among the Assets as follows:

(a)  To Petroleum and Natural Gas Rights

$3,319,999.00

(b)  To Tangibles (exclusive of GST)

$   830,000.00

(c)  To Miscellaneous Interests

$              1.00

       Purchase Price

$4,150,000.00

(d)  7% GST on Tangibles

$     58,100.00

TOTAL

$4,208,100.00

(b)

  The Purchaser shall allocate $3,350,000 of the Purchase Price (plus any applicable adjustments to Vendor as follows:

(i)   66.5% of such to Silver Star;

(ii)  28.5% to Blue Scorpion; and

(iii)  5% to Transaction.

The balance of $800,000 of the Purchase Price (plus any applicable adjustments) as follow:

(i)   48.45% of such amount to Blue Scorpion;

(ii)  46.55% of such amount to Dixon; and

(iii)  5% to Transaction.

At Closing, the GST shall be paid to TransAction for their remittance to Canada Customs and Revenue Agency.  The parties acknowledge that both Silver Star and Dixon’s portion of the

Purchase Price is subject to withholding tax as set out in paragraph 5 herein and accordingly, at Closing, Purchaser shall retain 50% of the Purchase Price payable to both Silver Star and Dixon (the “Holdback Amount”).

4.

Treatment of Income for Tax Purposes

The Parties agree to treat revenue and expenses during the Interim Period as being for the account of the Transferor for income tax purposes.

5.

Withholding Tax

(a)  Application for Certificate:  Vendor and Purchaser acknowledge that both Silver Star and Dixon are non-residents of Canada within the meaning of the Income Tax Act (Canada).  Accordingly, with respect to the portion of the Assets owned by Silver Star and Dixon, this transaction is subject to payment of withholding tax pursuant to section 116 of the Income Tax Act (Canada) (“Withholding Tax”).  Both Silver Star and Dixon shall apply immediately to Canada Customs and Revenue Agency for clearance certificates in respect of the Withholding Tax.  Purchaser shall cooperate fully with Vendor by providing, in a timely manner, all information and documents as may be required from Purchaser for such application.

(b)  Payment of Withholding Tax:  Upon receipt of the clearance certificates by Silver Star and Dixon and a copy provided to Purchaser evidencing the amount of the Withholding Tax payable, Purchaser shall remit to Canada Customs and Revenue Agency, on behalf of Silver Star and Dixon, an amount equal to the Withholding Tax.  Any funds remaining in the Holdback Amount after payment of the Withholding Tax shall be adjusted on the final statement of adjustments.

6.

Additional Representations and Warranties

The Transferor makes the following additional representations and warranties under Paragraph 6.02(w) of the CAPL 2000 Property Transfer Procedure:

(a)

Inactive Assets:  Except as identified in a Schedule, to the Transferor’s knowledge the Assets do not include any “long term inactive well” or “inactive multiwell facility” as described in the Regulations issued under the Oil And Gas Conservation Act (Alberta).

(b)

No Rights of First Refusal:  The Assets are not subject to any Right of First Refusal except as set forth in Schedule “A”.

7.

Additional Conditions

The following additional conditions precedent are included for the benefit of the Transferee under Paragraph 10.02(d) of the CAPL 2000 Property Transfer Procedure:

(a)

Environmental Review:  The Transferee will have completed a review of the environmental condition of the Assets prior to Closing, through which the Transferee is satisfied, acting reasonably, with the environmental condition of the Assets.

(b)

Transfer of Title:  The Transferor shall have completed the Transfer of Crown Lease No. 0499040100  from Alexco Geological Corp, Halenika Resources Ltd., and White Minerals Ltd., to Blue Scorpion.

8.

Vendor Obligations

All of the obligations of the Parties comprising the Vendor under this Agreement shall be joint and several.

9.

Counterpart Execution

This Agreement may be executed in separate counterparts and delivered by facsimile, and each counterpart when so executed and delivered will be deemed to be an original, all of which when taken together will constitute one and the same instrument, and production of an originally executed or facsimile copy of each counterpart execution page will be sufficient for purposes of proof of the execution and delivery of this Agreement.  Any Party delivering this Agreement by facsimile undertakes to deliver, within a reasonable time, an executed original.

IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the date hereof.

Silver Star Energy Inc.

EnerMark Inc.

Vendor

Purchaser

__________________________

_________________________

Rob McIntosh, President

__________________________

Blue Scorpion Energy Corp.

Vendor

__________________________

William S. Marshall, President

Dixon Oil & Gas Inc.

Vendor

__________________________

Shane Lowry, President

TransAction Oil & Gas Ventures Inc.

Vendor

__________________________

Herb Miller, President

SCHEDULE “A”

Attached to and forming part of a Purchase and Sale Agreement dated the 6th day of October, 2005 between Silver Star Energy Inc., Blue Scorpion Energy Corp., Dixon Oil & Gas Inc., and TransAction Oil & Gas Ventures Inc., as Transferor, and EnerMark Inc., as Transferee.

LAND AND WELL SCHEDULE

TITLE DOCUMENT	LANDS (P&NG LANDS & RIGHTS)	VENDOR’S INTEREST	WELLS	ENCUMBRANCES

Current Title #852 056 006

Estate of Charles Gilbert Nesvold (Deceased) as to an undivided 1/3 interest

PNG Lease dated 25 June 2003 between Charles Gilbert Nesvold and Alexco Oil & Gas Corporation referencing cert. of title 852 056 006

Current Title #052 281 103

Earl M Nesvold and Eleanor E Nesvold as Joint Tenants as to an undivided 1/3 interest

PNG Lease dated 25 June 2003 between Earl M Nesvold and Alexco Oil & Gas Corporation referencing cert. of title 852 056 006A

Current Title #042 350 812

Eric Jon Knudston as to an undivided 1/6 interest

And Curtis Carlson (Non-Resident) as to an undivided 1/6 interest

PNG Lease dated 31 July 2003 between Charlotte Knudtson, Curtis Carlson and Alexco Oil & Gas Corporation referencing cert. of  title 032 024 511

	47-20 W4M: W ½ 27 Petroleum and Natural Gas from Surface to Basement (Excluding LSD 4)	Silver Star Energy Inc. 70% WI Blue Scorpion Energy Corp. 30% WI TransAction Oil & Gas Ventures Inc. 5% Net Carried Working Interest (NCI)	00/13-27-047-20W4/0

15% Lessor Royalty

5% NCGORR based on 100% of production payable to Flatrock Energy Corp, payable by Silver Star Energy Inc. (70%) and Blue Scorpion Energy Corp. (30%)

5% NCGORR based on 100% of production payable to Alexco Oil & Gas Corporation., payable by Silver Star Energy Inc. (70%) and Blue Scorpion Energy Corp. (30%)

	47-20 W4M: LSD 4 Petroleum and Natural Gas from Surface to Basement	Blue Scorpion Energy Corp. 51% WI Dixon Oil & Gas Inc. 49% WI TransAction Oil & Gas Ventures Inc. 5% Net Carried Working Interest (NCI)	00/04-27-047-20W4/0

15% Lessor Royalty

5% NCGORR based on 100% of production payable to Flatrock Energy Corp., payable by Blue Scorpion Energy Corp. (51%) and Dixon Oil & Gas Inc. (49%)

5% NCGORR based on 100% of production payable to Alexco Oil & Gas Corporation., payable by Blue Scorpion Energy Corp. (51%) and Dixon Oil & Gas Inc. (49%)

Crown PNG Plains Lease Agreement # 0499040100	47-20W4M: NW 22 Petroleum and Natural Gas from Surface to base of Viking	Blue Scorpion Energy Corp. 100% WI TransAction Oil & Gas Ventures Inc. 5% Net Carried Working Interest (NCI)	00/13-22-047-20W4/0

Crown Lessor Royalty

NCGORR (5-15) on Oil, 10% on Gas payable to Alexco Geological Corporation (40%), Helenika Resources Ltd. (30%) and White Minerals Ltd. (30%), payable by Blue Scorpion Energy Corp. (100%).

SCHEDULE “B”

Attached to and forming part of a Purchase and Sale Agreement dated the 6th day of October, 2005 between Silver Star Energy Inc., Blue Scorpion Energy Corp., Dixon Oil & Gas Inc., and TransAction Oil & Gas Ventures Inc., as Transferor, and EnerMark Inc., as Transferee.

CAPL 2000 PROPERTY TRANSFER PROCEDURE ELECTIONS AND AMENDMENT

Clause 2.03A - GST and Other Sales Taxes:  Alternate __1__

Transferor’s (TransAction Oil & Gas Ventures Inc.) GST Business # 853779536RT0001

Transferee’s (EnerMark Inc.) GST Business #: 886747831RT0001

Clause 2.04 – Interest Accrual:  Alternate _____ / Neither __Ö___

Clause 3.01 – Place of Closing:  Office of:  __Transferee_______

Clause 3.04B – Access to Transferee’s Files:  __24__ months

Clause 3.05 – Distribution of Specific Conveyances:  Alternate __2__

Clause 4.02 – Adjustments to Accounts:  Clause A(b)  180   days

Clause 4.03 – Adjustment for Income Tax (Treatment of Interim Period Income): Alternate __2 _

•

Income Tax Adjustments if Alternate 1 applies:  _____%

•

Exception to 4.03A if Alternate 1 applies (Clause 4.03B):  will        /will not         apply.

Clause 6.02 – Transferor’s Representations and Warranties:

(The representatives and warranties in this Clause that apply are indicated by a “Y” below:)

    Y

(a) Residency For Tax Purposes

    Y

(m) Abandonment of Wells

    Y

(b) Lawsuits and Claims

    Y

(n) Conditions of Tangibles

    Y

(c) No Default Notices

    Y

(o) Well/Tangibles Lic. Transfers

    Y

(d) Compliance With Leases

    Y

(p) Reg. Production Penalties

    Y

(e) Payment of Royalties

    Y

(q) Reg. Production Allowables

    Y

(f) Encumbrances

    Y

(r) Area of Mutual Interest

    Y

(g) No Reduction

    Y

(s) No Offset Obligations

    Y

(h) Sale Agreements

    Y

(t) Commitment to Deliver

    Y

(i) Provision of Documents

    ___

(u) ARTC

    Y

(j) Authorized Expenditures

    Y

(v) Quiet Enjoyment

    Y

(k) Environmental Matters

    Y

(w) Additional Representations

    Y

(l) Condition of Wells

Clause 6.04 – Survival of Representations and Warranties: _ 12__ months

Clause 7.01 – Rights of First Refusal:  Clause D – will______/will not __Ö___

Clause 8.02 – Title Defects:  Clause A - __5__ Business Days      Clause B – Alternate __2__

     If Alternate 2 applies:    (i)   $ Value threshold (Clause 8.02B): $ 100,000.00

   (ii)  Transferor’s termination threshold (Paragraph 8.02B(c)):

25%.

   (iii)  Transferee’s termination threshold (Paragraph 8.02B(d)):

25%.

Clause 13.01 – Responsibility of Transferor:  Clause A – Alternate __2__       Clause B – __12__ months

Clause 13.03 – Limit on Party’s Responsibility:   Clause A – will __Ö__/will not _____

Clause B – will __Ö__/will not _____

If Clause B applies: $_100,000.00__

Clause 15.02 – Addresses For Service:

Silver Star Energy Inc.
Suite 800, 11300 West Olympic Blvd.
Los Angeles, CA 90064

Attention:  Land Manager

Blue Scorpion Energy Corp.

302-1505 West 2nd Avenue

Vancouver, BC V6H 3Y4

Attention:  Land Manager

Dixon Oil & Gas Inc.,

2743 West 37th Avenue

Vancouver, BC V6N 2T5

Attention:  Land Manager

TransAction Oil & Gas Ventures Inc.

445, 708 – 11th Avenue S.W.

Calgary, AB T2R 0E4

Attention:  Land Manager

EnerMark Inc.

3000, 333 – 7th Avenue S.W.

Calgary, Alberta

T2P 2Z1

Attention:  Senior Vice President

    Business Development

SCHEDULE “C”

Attached to and forming part of a Purchase and Sale Agreement dated the 6th day of October, 2005 between Silver Star Energy Inc., Blue Scorpion Energy Corp., Dixon Oil & Gas Inc., and TransAction Oil & Gas Ventures Inc., as Transferor, and EnerMark Inc., as Transferee.

Exhibit “A” to the CAPL 2000 Property Transfer Procedure

GENERAL CONVEYANCE

(               ) Area, (Province)

This General Conveyance made this • day of •, 2005.

BETWEEN:

______________________________________ (hereinafter called the “Transferor”)

- and -

______________________________________ (hereinafter called the “Transferee”)

Whereas the Transferor has agreed to convey the Transferor’s entire interest in the Assets to the Transferee and the Transferee has agreed to acquire the Transferor’s interest in the Assets, the Parties agree as follows:

1.  Definitions

In this General Conveyance, “Agreement” means the Agreement dated the • day of •, 2005 between the Transferor and the Transferee.  In addition, the definitions provided for in the Head Agreement and in the CAPL 2000 Property Transfer Procedure included as a Schedule to the Agreement are adopted in this General Conveyance.

2.

Conveyance

The Transferor, for the consideration provided for in the Agreement, the receipt and sufficiency of which is acknowledged by the Transferor, conveys the Assets to the Transferee.  The Transferee acquires those interests from the Transferor, subject to the terms of the Agreement, the Permitted Encumbrances and compliance with the terms of the Title and Operating Documents.

3.

Effective Time

This General Conveyance is effective as of the Effective Date.

4.

Subordinate Document

This General Conveyance is executed and delivered by the Parties under the Agreement for the purposes of the provisions of the Agreement, and the terms hereof are to be read in conjunction with the terms of the Agreement.  The Agreement will prevail if there is a conflict between the provisions of the Agreement and this General Conveyance.

5.

Enurement

This General Conveyance enures to the benefit of and binds upon the Parties and their respective successors and permitted assigns.

6.

Further Assurances

Each Party will, after the date of this General Conveyance, on a timely basis and without further consideration, do all further acts and execute and deliver all further documents that are reasonably required to carry out the terms of this General Conveyance.

IN WITNESS WHEREOF the Parties have duly executed this General Conveyance.

•

•

(Transferor)

(Transferee)

__________________________

_________________________

__________________________

_________________________

SCHEDULE “D”

Attached to and forming part of a Purchase and Sale Agreement dated the 6th day of October, 2005 between Silver Star Energy Inc., Blue Scorpion Energy Corp., Dixon Oil & Gas Inc., and TransAction Oil & Gas Ventures Inc., as Transferor, and EnerMark Inc., as Transferee.

OFFICER’S CERTIFICATE

RE:

Clause 6 of the CAPL 2000 Property Transfer Procedure attached to and forming part of a Purchase and Sale Agreement dated the •day of •, 2005 (“Agreement”) between •, as Transferor and •, as Transferee.

Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

I, •, of • (the “Vendor”) hereby certify that as of the date of this Certificate:

1.

Each of the covenants, representations and warranties of the Vendor contained in Clause 6 of the CAPL 2000 Property Transfer Procedure attached to the Agreement was true and correct in all material respects as of the Effective Date and is true and correct in all material respects as of the Closing Date.

2.

This Certificate is made for and on behalf of the Vendor and is binding upon it, and the deponent herein is not incurring and will not incur any personal liability whatsoever with respect to it.

3.

This Certificate is made with full knowledge that the Purchaser is relying on the same for the Closing of this transaction contemplated by the Agreement.

IN WITNESS WHEREOF I have executed this Certificate effective the _____ day of ______________, 2005.

•

_________________________________

Name:

Title:

SCHEDULE “D”

Attached to and forming part of a Purchase and Sale Agreement dated the 6th day of October, 2005 between Silver Star Energy Inc., Blue Scorpion Energy Corp., Dixon Oil & Gas Inc., and TransAction Oil & Gas Ventures Inc., as Transferor, and EnerMark Inc., as Transferee.

OFFICER’S CERTIFICATE

RE:

Clause 6 of the CAPL 2000 Property Transfer Procedure attached to and forming part of a Purchase and Sale Agreement dated the •day of •, 2005 (“Agreement”) between •, as Transferor and •, as Transferee.

Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

I, •, of • (the “Purchaser”) hereby certify that as of the date of this Certificate:

4.

Each of the covenants, representations and warranties of the Purchaser contained in Clause 6 of the CAPL 2000 Property Transfer Procedure attached to the Agreement was true and correct in all material respects as of the Effective Date and is true and correct in all material respects as of the Closing Date.

5.

This Certificate is made for and on behalf of the Purchaser and is binding upon it, and the deponent herein is not incurring and will not incur any personal liability whatsoever with respect to it.

6.

This Certificate is made with full knowledge that the Vendor is relying on the same for the Closing of this transaction contemplated by the Agreement.

IN WITNESS WHEREOF I have executed this Certificate effective the _____ day of ______________, 2005.

•

_________________________________

Name:

Title: